Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Event [Abstract]
SUBSEQUENT EVENT

NOTE 12 - SUBSEQUENT EVENT

a.	Acquisition of Aurenz GmbH (“Aurenz”)

On January 9, 2025 (the “Closing Date”), the Company acquired 100% of the outstanding shares of Aurenz, a leading provider of unified communications (UC) analytics and call accounting solutions, for a total consideration of approximately $1.88 million in cash. Immediately following the transaction, Aurenz became a wholly-owned subsidiary of the Company.

The acquisition of Aurenz will be accounted for using the purchase method. The $1.88 million purchase price for the acquisition is composed of the following amounts: a $1.7 million payment in cash which was paid on the Closing Date and $0.18 million is in holdback for a period of 15 months following the Closing Date.

b.	Dividend

On March 4, 2025, the Company declared a cash dividend to its shareholders in the amount of approximately $4.5 million ($0.22 per share).